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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OHIO LEGACY CORP.
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             (Exact name of registrant as specified in its charter)


              Ohio                                        34-1903890
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(State of incorporation organization)    (I.R.S. employer identification number)


     305 West Liberty Street,
          Wooster, Ohio                                     44691
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     (Address of principal executive offices)            (Zip Code)
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
   If this form relates to the registration of a class        If this form relates to the registration of a
   of securities pursuant to Section 12(b) of the             class of securities pursuant to Section 12(g)
   Exchange Act and is effective pursuant to General          of the Exchange Act and is effective pursuant
   Instruction A.(c), please check the following box. [ ]     to General Instruction A.(d), please check
                                                              the following box. [X]

Securities Act Registration Statement File Number to which this form
relates:      333-38328
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Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                       Name of each exchange on which
       to be so registered                       each class is to be registered
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              N/A                                             N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                            Common Stock, Without Par
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                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The Registrant incorporates by reference herein the description of the Registrant's Common Stock, without par, appearing under the caption "Description of Securities" contained in the Registrant's Registration Statement on Form SB-2 filed with the SEC on June 1, 2000 (Registration No. 333-38328).

ITEM 2.           EXHIBITS.

                  The following exhibits are filed as part of the Registration
Statement:

               Exhibit No.              Description of Exhibit
               -----------              ----------------------

                    3.1 Articles of Incorporation of Registrant (reference is made to Exhibit 3.1 of the Registrant's Registration Statement on Form SB-2 filed with the SEC on June 1, 2000, which exhibit is incorporated herein by reference).

                    3.2 Regulations of Registrant (reference is made to Exhibit 3.2 of the Registrant's Registration Statement on Form SB-2 filed with the SEC on June 1, 2000, which exhibit is incorporated herein by reference).

                    4.2 Form of Registrant's Common Share Certificate (reference is made to
                                        Exhibit 4.2 of the Registrant's
                                        Registration Statement on Form SB-2
                                        filed with the SEC on June 1, 2000,
                                        which exhibit is incorporated herein by
                                        reference).







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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        OHIO LEGACY CORP.


Dated:  October 2, 2000                By: /s/ Dwight Douce
                                           _____________________________________
                                           Dwight Douce,
                                           President and Chief Executive Officer








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